Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

March 3, 2015

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account C

Registration No. 333-197162

Commissioners:

Transamerica Financial Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2014, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund, SEC File No.: 811-03290

Transamerica Series Trust – Service Class

TA AllianceBernstein Dynamic Allocation VP, SEC File No: 811-04419

TA BlackRock Tactical Allocation VP, SEC File No: 811-04419

TA Barrow Hanley Dividend Focused VP, SEC File No: 811-04419

TA JPMorgan Mid Cap Value VP, SEC File No: 811-04419

TA JPMorgan Enhanced Index VP, SEC File No: 811-04419

TA Jennison Growth VP, SEC File No: 811-04419

TA MFS International Equity VP, SEC File No: 811-04419

TA Morgan Stanley Active International Allocation VP, SEC File No: 811-04419

TA Morgan Stanley Mid-Cap Growth VP, SEC File No: 811-04419

TA Torray Concentrated Growth VP, SEC File No: 811-04419

TA PIMCO Total Return VP, SEC File No: 811-04419

TA T. Rowe Price Small Cap VP, SEC File No: 811-04419

TA WMC US Growth VP, SEC File No: 811-04419

TA Systematic Small-Mid Cap Value VP, SEC File No: 811-04419

TA AEGON U.S. Government Securities VP, SEC File No: 811-04419

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

Transamerica Advisors Life Insurance Company of New York understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Alison Ryan
Alison Ryan
Vice President